Note 2 - Business Acquisitions (Detail) - Unaudited Pro Forma Financial Information (USD $)	12 Months Ended
	Dec. 30, 2012	Dec. 25, 2011
Revenue (in Dollars)	$ 90,485,351	$ 77,136,893
Net income (loss) attributable to DRH (in Dollars)	$ (248,695)	$ 1,620,346
Basic earnings (loss) per share	$ (0.01)	$ 0.09
Diluted earnings (loss) per share	$ (0.01)	$ 0.09